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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 25, 1999 relating to the financial statements of AdKnowledge Inc., which appears in the Engage Technologies, Inc. definitive proxy filed with the Securities and Exchange Commission on November 19, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP


San Jose, California
March 10, 2000